SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date earliest event reported) February 8, 1994
                                             (February 1, 1994)



                       GULF STATES UTILITIES COMPANY
       (Exact name of registrant as specified in charter)




                                 TEXAS
         (State or other jurisdiction of incorporation)




        1-2703                               74-0662730
(Commission file number)        (IRS Employer Identification No.)




    350 Pine Street, Beaumont, Texas                   77701
(Address of principal executive offices)             (Zip Code)




Registrant's telephone number, including area code (409) 838-6631

                              INDEX


Item 1.   Changes in Control of Registrant - (none)

Item 2.   Acquisition or Disposition of Assets - (none)

Item 3.   Bankruptcy or Receivership - (none)

Item 4.   Changes in Registrant's Certifying Accountant - (none)

Item 5.   Other Materially Important Events - p. 1

Item 6.   Resignations of Registrant's Directors - (none)

Item 7.   Financial Statements and Exhibits - p. 2

Form 8-K           Gulf States Utilities Company         Page 1
February 8, 1994


Item 5.  Other Materially Important Events


(1) On January 28, 1994, the Company's Board of Directors declared a common stock dividend of $100 million which was paid on February 1, 1994, to its parent, Entergy Corporation (Entergy). Prior to the February 1, 1994 dividend payment the Company had not paid a common dividend since June 1986.


(2) The   Company  released  the  following  unaudited  financial
    information on February 4, 1994:

    Financial  results  for  the year  ended  December  31,  1993 include  three  significant charges  totaling  $73.8  million related to the merger with Entergy and a fourth-quarter  1993 rate settlement.  These items include:

     Merger-related charges for investment advisory fees, and early retirement and severance packages, which increased operations and maintenance costs by $52.3 million;

     A $19.2 million charge for a one-time credit to Texas ratepayers that was part of a rate settlement approved during the fourth quarter, which was a change from the Company's previously reported intention to amortize such costs over the period November 1993 through August 1994; and

     A rate reduction, which was included in the rate settlement referred to above, that resulted in a $2.3 million decrease in the Company's fourth quarter 1993 net revenues.

Form 8-K             Gulf States Utilities Company       Page 2
February 8, 1994

      Gulf States Utilities Company
      Consolidated Income Statement
 For the Three Months Ended December 31
              (in thousands)

                                                   1993          1992    % Inc/(Dec)
                                                 --------      --------  -----------
                                                      (unaudited)
Operating Revenues:
     Electric                                    $383,934      $414,702     (7.4)
     Steam                                         13,561        11,751     15.4
     Natural gas                                    9,117         8,378      8.8
                                                 --------      --------
          Total                                   406,612       434,831     (6.5)
                                                 --------      --------

Operating Expenses:
     Fuel and fuel-related expenses,
      purchased power, purchased gas              162,300       164,964     (1.6)
     Nuclear outage expenses                        2,520         3,360    (25.0)
     SFAS 106                                       3,982             -      -
     Operation & maintenance                      159,398       114,325     39.4
     Depreciation and decommissioning              48,575        46,695      4.0
     Taxes other than income taxes                 22,873        23,580     (3.0)
     Income taxes                                  (9,649)       (3,964)   143.4
     Rate deferrals:
         Rate deferrals                                 -           375   (100.0)
         Amortization of rate deferrals            15,426        13,499     14.3
                                                 --------      --------
          Total                                   405,425       362,834     11.7
                                                 --------      --------

Operating Income                                    1,187        71,997    (98.4)
                                                 --------      --------

Other Income:
     Allowance for equity funds used
      during construction                             343            51      *
     Miscellaneous - net                            4,306         7,156    (39.8)
     Income taxes                                  (2,520)       (1,349)    86.8
                                                 --------      --------
          Total                                     2,129         5,858    (63.7)
                                                 --------      --------

Interest and Other Charges:
     Interest on long-term debt                    48,697        58,980    (17.4)
     Other interest - net                           1,645         2,028    (18.9)
     Allowance for borrowed funds used
      during construction                            (259)          (57)      *
                                                 --------      --------
          Total                                    50,083        60,951    (17.8)
                                                 --------      --------

Income (Loss) Before Extraordinary Items and
 the Cumulative Effect of Changes in
 Accounting Method                                (46,767)       16,904       *

Extraordinary Items (net of income taxes)               -        (2,802)   100.0

Cumulative Effect  of Changes in
 Accounting Method (net of income taxes)                -             -       -
                                                 --------      --------

Net Income (Loss)                                 (46,767)       14,102       *

Preferred and Preference Stock Dividends            7,463        10,111    (26.2)
                                                 --------      --------

Earnings (Loss) Applicable to Common Stock      ($54,230)      $  3,991      *
                                                 =======       ========

*  Increase (Decrease) greater than 200 percent.

Form 8-K             Gulf States Utilities Company       Page 3
February 8, 1994

      Gulf States Utilities Company
      Consolidated Income Statement
          Year Ended December 31
              (in thousands)

                                                 1993          1992      % Inc/(Dec)
                                               ----------    ----------
                                                     (unaudited)
Operating Revenues:
     Electric                                  $1,747,961    $1,694,536     3.2
     Steam                                         47,193        50,315    (6.2)
     Natural gas                                   32,466        28,523    13.8
                                               ----------    ----------
         Total                                  1,827,620     1,773,374     3.1
                                               ----------    ----------

Operating Expenses:
     Fuel and fuel-related expenses,
      purchased power, purchased gas              694,352       625,152    11.1
     Nuclear outage expenses                       10,706        29,087   (63.2)
     SFAS 106                                      13,216             -      -
     Operation & maintenance                      445,461       409,378     8.8
     Depreciation and decommissioning             190,405       188,393     1.1
     Taxes other than income taxes                 95,742        91,740     4.4
     Income taxes                                  46,007        38,058    20.9
     Rate deferrals:
       Rate deferrals                                 697         2,290   (69.6)
       Amortization of rate deferrals              60,418        50,656    19.3
                                               ----------    ----------
          Total                                 1,557,004     1,434,754     8.5
                                               ----------    ----------

Operating Income                                  270,616       338,620   (20.1)
                                               ----------    ----------

Other Income:
     Allowance for equity funds used
      during construction                             726         1,226   (40.8)
     Miscellaneous - net                           19,996        64,837   (69.2)
     Income taxes                                 (12,009)      (17,801)  (32.5)
                                               ----------    ----------
          Total                                     8,713        48,262   (81.9)
                                               ----------    ----------

Interest and Other Charges:
     Interest on long-term debt                   202,235       239,341   (15.5)
     Other interest - net                           8,364         9,075    (7.8)
     Allowance for borrowed funds used
      during construction                            (731)         (947)  (22.8)
                                               ----------    ----------
          Total                                   209,868       247,469   (15.2)
                                               ----------    ----------

Income Before Extraordinary Items and the
 Cumulative Effect of Changes in Accounting
 Method                                            69,461       139,413   (50.2)

Extraordinary Items (net of income taxes)          (1,259)       (9,597)  (86.9)

Cumulative Effect  of Changes in
 Accounting Method (net of income taxes)           10,660         4,032   164.4
                                               ----------    ----------

Net Income                                         78,862       133,848   (41.1)

Preferred and Preference Stock Dividends           35,581        49,702   (28.4)
                                               ----------    ----------

Earnings Applicable to Common Stock            $   43,281    $   84,146   (48.6)
                                               ==========    ==========

Form 8-K           Gulf States Utilities Company         Page 4
February 8, 1994


                      ____________________

                            SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                GULF STATES UTILITIES COMPANY



                                BY:  /s/ BOBBY J. WILLIS


                                      BOBBY J. WILLIS
                                VICE PRESIDENT AND CONTROLLER


Dated:  February 8, 1994